Innovator Equity Dual Directional 5 Buffer ETF - Quarterly
Schedule of Investments
January 31, 2026 (Unaudited)

PURCHASED OPTIONS - 107.5% (a)	Notional Amount	Contracts	Value
Call Options - 100.1%
SPDR S&P 500 ETF Trust, Expiration: 03/31/2026; Exercise Price: $1.72 (b)(c)	$11,140,717	161	$11,083,789

Put Options - 7.4%
SPDR S&P 500 ETF Trust (b)(c)
Expiration: 03/31/2026; Exercise Price: $641.00	55,703,585	805	429,580
Expiration: 03/31/2026; Exercise Price: $681.93	22,281,434	322	393,642
Total Put Options			823,222
TOTAL PURCHASED OPTIONS (Cost $11,988,989)			11,907,011

TOTAL INVESTMENTS - 107.5% (Cost $11,988,989)			11,907,011
Money Market Deposit Account - 0.3% (d)			29,418
Liabilities in Excess of Other Assets - (7.8)%			(858,060)
TOTAL NET ASSETS - 100.0%			$11,078,369

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of January 31, 2026 was 3.45%.

Innovator Equity Dual Directional 5 Buffer ETF - Quarterly
Schedule of Written Options
January 31, 2026 (Unaudited)

WRITTEN OPTIONS - (7.7)%	Notional Amount	Contracts	Value
Call Options - (1.5)%
SPDR S&P 500 ETF Trust, Expiration: 03/31/2026; Exercise Price: $704.76 (a)(b)	$(11,140,717)	(161)	$(168,205)

Put Options - (6.2)%
SPDR S&P 500 ETF Trust, Expiration: 03/31/2026; Exercise Price: $647.84 (a)(b)	(77,985,019)	(1,127)	(686,557)
TOTAL WRITTEN OPTIONS (Premiums received $982,781)			$(854,762)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

Innovator Equity Dual Directional 5 Buffer ETF - Quarterly (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$–	$11,907,011	$–	$11,907,011
Total Investments	$–	$11,907,011	$–	$11,907,011

Liabilities:
Investments:
Written Options	$–	$(854,762)	$–	$(854,762)
Total Investments	$–	$(854,762)	$–	$(854,762)

Refer to the Schedule of Investments for further disaggregation of investment categories.

Allocation of Portfolio Holdings as of January 31, 2026 (% of Net Assets)

Purchased Options	$11,907,011	107.5%
Written Options	(854,762)	(7.7)
Money Market Deposit Account	29,418	0.3
Liabilities in Excess of Other Assets	(3,298)	(0.1	)(a)
	$11,078,369	100.0%

(a)	Represents less than 0.05% of net assets.